UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 13, 2005

DISCOVER CARD MASTER TRUST I

(Exact name of registrant as specified in its charter)

Delaware	000-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DISCOVER CARD MASTER TRUST I
FORM 8-K
Current Report

Item 8.01 Other Events.

      On April 13, 2005, Moody’s Investors Service issued a press release announcing that it had placed the ratings on forty-nine classes of securities in twenty-one series issued through Discover Card Master Trust I under review for possible downgrade.

      A complete list of classes of securities under review by Moody’s Investors Service is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. A complete list of the five classes of securities which are not under review by Moody’s Investors Service because they are scheduled to mature within the next six months is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

      Moody’s Investors Service took this action in response to the announcement by Morgan Stanley that Morgan Stanley’s Board of Directors has authorized management to pursue a possible spin-off of Discover Financial Services. See the trust’s Current Report on Form 8-K filed on April 8, 2005. The terms pursuant to which a spin-off would occur have not yet been determined, and Morgan Stanley’s management recommendations are to be reported to the Board for a final determination as to whether a spin-off will occur.

      Discover Bank, as Master Servicer, Servicer and Seller to Discover Card Master Trust I, is committed to working with Moody’s Investors Service regarding the ratings on all of the securities issued through Discover Card Master Trust I; however, no assurances can be given that the ratings on the securities issued through Discover Card Master Trust I will not be downgraded.

      Also on April 13, 2005, Fitch Ratings announced that the possible spin-off of Discover Financial Services by Morgan Stanley is not expected to affect the ratings on the securities issued through Discover Card Master Trust I.

      On April 14, 2005, Standard & Poor’s affirmed its ratings on all classes of transactions issued by the Trust.

Item 9.01 Financial Statements and Exhibits.

    c. Exhibits

99.1	List of classes of securities under review by Moody’s Investors Service

99.2	List of classes of securities not under review by Moody’s Investors Service

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER CARD MASTER TRUST I Registrant
By:	DISCOVER BANK
as Originator of the Trust

Date: April 14, 2005	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	List of classes of securities under review by Moody’s Investors Service

Exhibit 99.2	List of classes of securities not under review by Moody’s Investors Service